DDJ OPPORTUNISTIC HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS

December 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (1.77%)
Consumer, Cyclical (1.16%)
CWT Travel Holdings Inc(b)(c)(d)	89,755	$3,096,547

Consumer, Non-Cyclical (0.11%)
American Tire Distributors, Inc.(a)(b)(c)(d)(e)	2,940	297,763

Materials (0.11%)
Real Alloy Holding, Inc.(a)(b)(c)(d)(e)	3	152,565
Specialty Steel Holdco, Inc.(a)(b)(c)(d)(e)	1	151,163
Total Materials		303,728

Mineral and Precious Stone Mining (0.03%)
Arctic Canadian Diamond Co LTD.(a)(b)(c)(d)(e)	541	82,232

Oil & Gas (0.25%)
Utex Industries, Inc.(a)(b)(c)(d)(e)	7,506	659,928

Technology (0.11%)
Skillsoft Corp.(b)(c)(d)	32,763	299,777

TOTAL COMMON STOCKS
(Cost $2,411,499)		4,739,975

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (34.58%)
Basic Materials (0.96%)
Aruba Investments, Inc., Series Initial(f)	3M US L + 7.75%, 0.75% Floor	11/24/2028	$2,540,000	$2,565,400

Communications (2.18%)
Auction.com LLC fka Ten-X LLC(f)	1M US L + 4.00%, 1.00% Floor	9/27/2024	5,098,101	5,018,469
Getty Images, Inc., Series Initial Dollar(f)	1M US L + 4.50%	2/19/2026	807,377	809,565
Total Communications				5,828,034

Consumer Discretionary (2.09%)
CNT Holdings I Corp, Series Initial(f)	3M US L + 6.75%, 0.75% Floor	11/6/2028	5,554,188	5,602,787

Consumer, Cyclical (3.16%)
ABG Intermediate Holdings 2 LLC TL(a)(f)	5M US L + 6.50%	3/31/2022	810,000	814,050
Autokiniton US Holdings, Inc., Series Closing Date B(f)	6M US L + 4.50%, 0.50% Floor	4/6/2028	997,500	1,000,278
Brooks Automation 11/21 2nd Lien TL(f)	1M US L + 5.60%, 0.50% Floor	11/16/2029	2,040,000	2,051,475
Madison Safety & Flow, LLC TL 2L(a)(f)(h)	6M US L + 6.75%	12/14/2029	2,270,000	2,281,350
Mitchell International, Inc. TL(f)(h)	1M US L + 6.50%	10/1/2029	1,650,000	1,663,612
Wheel Pros, Inc., Series Initial(f)	1M US L + 4.50%, 0.75% Floor	5/11/2028	660,000	659,878
Total Consumer, Cyclical				8,470,643

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-Cyclical (18.42%)
Ankura Consulting Group LLC, Series Closing Date(a)(f)	1M US L + 8.00%, 0.75% Floor	3/19/2029	$650,000	$656,500
Asurion LLC, Series New B-4(f)	1M US L + 5.25%	1/20/2029	3,570,000	3,559,968
ATI Holdings Acquisition, Inc., Series Initial(b)(c)(f)(h)	3M US L + 3.50%, 1.00% Floor	5/10/2023	1,953,914	1,886,924
Cano Health LLC, Series Initial(f)	3M US L + 4.75%, 0.75% Floor	11/23/2027	1,400,124	1,401,699
Cloudera, Inc.(a)(f)	1M US L + 6.00%, 0.50% Floor	8/10/2029	860,000	862,150
CP Iris Holdco I, Inc.(b)(c)(f)	3M US L + 0.50%, 0.50% Floor	9/15/2029	1,720,000	1,728,953
Envision Healthcare Corp., Series Initial(f)	1M US L + 3.75%	10/10/2025	2,520,512	2,036,107
Epic Health 12/21 2nd Lien TL(a)(f)	1M US L+ 7.00%, 0.50% Floor	12/7/2029	4,000,000	3,995,000
Eyecare Partners LLC(f)	3M US L + 6.75%, 0.50% Floor	11/15/2029	1,430,000	1,437,150
Infinite Bidco LLC, Series Initial(f)	1M US L + 7.00%, 0.50% Floor	3/2/2029	4,245,740	4,272,276
KKR Apple Bidco LLC, Series Initial(f)(h)	1M US L + 5.75%, 0.50% Floor	8/6/2026	1,580,000	1,604,198
KUEHG Corp, Series B-3(f)	3M US L + 3.75%, 1.00% Floor	2/21/2025	5,102,949	5,010,484
KUEHG Corp, Series Tranche B(f)	3M US L + 8.25%, 1.00% Floor	8/22/2025	780,000	777,562
LaserShip, Inc., Series Initial(f)	3M US L + 7.50%, 0.75% Floor	5/7/2029	3,280,000	3,308,716
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	1,970,000	1,956,043
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 3.25%, 1.00% Floor	3/13/2025	3,627,637	3,564,154
Medical Solutions LLC(f)	6M US L + 7.00%, 0.50% Floor	9/24/2028	1,770,000	1,762,628
MH Sub I LLC, Series 2021 Replacement(f)	3M US L + 6.25%	2/23/2029	4,340,000	4,377,975
RLG Holdings LLC, Series Closing Date Initial(f)	3M US L + 4.25%, 0.75% Floor	7/7/2028	660,000	659,795
RLG Holdings LLC, Series Delayed Draw(f)	3M US L + 4.25%, 0.75% Floor	7/7/2028	167,089	167,037
SM Wellness Holdings, Inc., Series Initial(a)(f)	3M US L + 8.75%, 0.75% Floor	4/16/2029	1,030,000	1,030,000
VC GB Holdings I Corp, Series Initial(f)	3M US L + 6.75%, 0.50% Floor	7/23/2029	1,330,000	1,321,694
Xplornet Communications Inc. TL(a)(f)	1M US L + 7.00%, 0.50% Floor	9/30/2029	1,930,000	1,934,825
Total Consumer, Non-Cyclical				49,311,838

eCommerce (1.06%)
CommerceHub, Inc., Series Initial(f)	3M US L + 7.00%, 0.75% Floor	12/29/2028	2,910,000	2,848,163

Financials (0.24%)
Arctic Canadian Diamond Corp, 1L TL(a)(b)(c)(e)(f)	3M US L + 5.00%, 1.00% Floor	12/31/2027	37,950	37,950
Arctic Canadian Diamond Corp, 2L TL(a)(b)(c)(e)(g)	Cash 5.00% + PIK 12.50%	12/31/2027	499,215	499,215
Zest Acquisition Corp., Series Initial(a)(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	90,000	90,000
Total Financials				627,165

Industrials (6.45%)
Brand Energy & Infrastructure Services, Inc., Series Initial(f)	3M US L + 4.25%, 1.00% Floor	6/21/2024	5,008,543	4,911,151
Deliver Buyer, Inc., Series Senior Secured(a)(f)	3M US L + 5.00%, 1.00% Floor	5/1/2024	5,208,023	5,224,298
Engineered Machinery Holdings, Inc., Series Incremental Amendment No. 2(f)	3M US L + 6.50%, 0.75% Floor	5/21/2029	2,760,000	2,777,250
Engineered Machinery Holdings, Inc., Series Incremental Amendment No. 3(f)	3M US L + 6.00%, 0.75% Floor	5/21/2029	2,295,812	2,306,327
GI Consilio Parent LLC(a)(f)	3M US L + 7.50%, 0.50% Floor	5/14/2029	2,050,000	2,050,000
Total Industrials				17,269,026

Oil & Gas (0.02%)
UTEX Industries, Inc., Series Second Out(b)(c)(f)(g)	1M US L + 3.75% + PIK 5.75%, 1.50% Floor	12/3/2024	42,829	42,258

TOTAL BANK LOANS
(Cost $92,117,208)				92,565,314

	Rate	Maturity Date	Principal Amount	Value (Note 2)
HIGH YIELD BONDS AND NOTES (59.33%)
Basic Materials (9.01%)
Allegheny Technologies, Inc.	5.875%	12/1/2027	$460,000	$480,226
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP(i)	8.750%	7/15/2026	8,190,000	8,526,118
Big River Steel LLC / BRS Finance Corp.(i)	6.625%	1/31/2029	2,336,000	2,529,024
Century Aluminum Co.(i)	7.500%	4/1/2028	9,545,000	10,091,644
Joseph T Ryerson & Son, Inc.(i)	8.500%	8/1/2028	2,281,000	2,483,940
Northwest Acquisitions ULC / Dominion Finco, Inc.(b)(c)(i)(j)	7.125%	11/1/2022	1,650,000	99
Total Basic Materials				24,111,051

Communications (4.77%)
Clear Channel Outdoor Holdings, Inc.(i)	7.750%	4/15/2028	2,170,000	2,325,220
Clear Channel Outdoor Holdings, Inc.(i)	7.500%	6/1/2029	530,000	566,687
Connect Finco SARL / Connect US Finco LLC(i)	6.750%	10/1/2026	3,560,000	3,747,256
GTT Communications, Inc.(b)(c)(i)(j)	7.875%	12/31/2024	1,970,000	246,250
Nexstar Media, Inc.(i)	5.625%	7/15/2027	340,000	358,838
Scripps Escrow II, Inc.(i)	5.375%	1/15/2031	1,160,000	1,180,584
Scripps Escrow, Inc.(i)	5.875%	7/15/2027	1,460,000	1,535,281
Viasat, Inc.(i)	5.625%	9/15/2025	1,450,000	1,459,026
Viasat, Inc.(i)	6.500%	7/15/2028	1,340,000	1,345,246
Total Communications				12,764,388

Consumer, Cyclical (13.52%)
Boyd Gaming Corp.(i)	4.750%	6/15/2031	1,480,000	1,512,183
CWT Travel Group, Inc.(i)	8.500%	11/19/2026	3,358,594	3,437,118
Dornoch Debt Merger Sub, Inc.(i)	6.625%	10/15/2029	2,570,000	2,541,087
Ford Motor Co.	7.450%	7/16/2031	1,820,000	2,467,756
Ford Motor Co.	9.625%	4/22/2030	4,160,000	6,095,710
Lions Gate Capital Holdings LLC(i)	5.500%	4/15/2029	3,690,000	3,761,125
Real Hero Merger Sub 2, Inc.(i)	6.250%	2/1/2029	3,780,000	3,779,414
Specialty Building Products Holdings LLC / SBP Finance Corp.(i)	6.375%	9/30/2026	1,620,000	1,699,518
Sportsnet(a)(b)(c)(e)	10.250%	1/15/2025	100,000	103,500
SRS Distribution, Inc.(i)	4.625%	7/1/2028	1,860,000	1,869,821
SRS Distribution, Inc.(i)	6.000%	12/1/2029	2,490,000	2,506,347
Wheel Pros, Inc.(i)	6.500%	5/15/2029	3,800,000	3,653,339
White Cap Buyer LLC(i)	6.875%	10/15/2028	2,654,000	2,770,564
Total Consumer, Cyclical				36,197,482

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-Cyclical (11.98%)
Bausch Health Cos., Inc.(i)	5.250%	1/30/2030	$3,140,000	$2,768,067
Cano Health LLC(i)	6.250%	10/1/2028	2,570,000	2,573,683
Carriage Services, Inc.(i)	4.250%	5/15/2029	1,830,000	1,823,622
Cimpress PLC(i)	7.000%	6/15/2026	1,860,000	1,934,009
Envision Healthcare Corp.(i)	8.750%	10/15/2026	5,180,000	2,984,276
High Ridge Brands Escrow(a)(b)(c)(e)		3/15/2025	125,000	1,550
Option Care Health, Inc.(i)	4.375%	10/31/2029	1,090,000	1,094,393
Simmons Foods, Inc./Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed(i)	4.625%	3/1/2029	1,510,000	1,489,872
Specialty Steel(a)(b)(f)(g)	11.9222% or PIK L+11.00%, 1.00% Floor	11/15/2026	210,000	210,000
Surgery Center Holdings, Inc.(i)	6.750%	7/1/2025	2,045,000	2,062,464
Surgery Center Holdings, Inc.(i)	10.000%	4/15/2027	3,530,000	3,754,155
Team Health Holdings, Inc.(i)	6.375%	2/1/2025	4,135,000	3,896,369
Tenet Healthcare Corp.(i)	5.125%	11/1/2027	7,170,000	7,476,804
Total Consumer, Non-Cyclical				32,069,264

Energy (3.85%)
Harvest Midstream I LP(i)	7.500%	9/1/2028	2,975,000	3,187,475
Occidental Petroleum Corp.	6.450%	9/15/2036	2,780,000	3,550,060
Occidental Petroleum Corp.	8.875%	7/15/2030	1,630,000	2,201,119
Teine Energy, Ltd.(i)	6.875%	4/15/2029	1,360,000	1,383,113
Total Energy				10,321,767

Financials (6.67%)
AssuredPartners, Inc.(i)	7.000%	8/15/2025	2,540,000	2,561,692
GTCR AP Finance, Inc.(i)	8.000%	5/15/2027	1,530,000	1,588,905
HUB International, Ltd.(i)	7.000%	5/1/2026	4,510,000	4,639,775
NFP Corp.(i)	6.875%	8/15/2028	6,460,000	6,488,295
NFP Corp.(i)	4.875%	8/15/2028	2,550,000	2,579,376
Total Financials				17,858,043

Industrials (8.24%)
IEA Energy Services LLC(i)	6.625%	8/15/2029	2,060,000	2,037,659
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC(i)	6.000%	9/15/2028	2,050,000	2,111,500
JPW Industries Holding Corp.(i)	9.000%	10/1/2024	780,000	817,214
Material Sciences Corp.(a)(b)(c)(e)(f)(g)	L + 8.25% or PIK 2.00%	1/9/2024	90,225	90,225
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC(i)	7.750%	4/15/2026	5,081,000	5,162,499
TransDigm, Inc.	6.375%	6/15/2026	2,230,000	2,294,113
TransDigm, Inc., Series WI	4.875%	5/1/2029	2,670,000	2,685,499
Trident TPI Holdings, Inc.(i)	6.625%	11/1/2025	3,510,000	3,522,425
Trident TPI Holdings, Inc.(i)	9.250%	8/1/2024	3,180,000	3,326,789
Total Industrials				22,047,923

Materials (0.04%)
Real Alloy Holding, Inc.(a)(b)(c)(e)(f)(g)	L + 10.00% or PIK L+12.00%, 1.00% Floor	11/28/2023	114,596	114,596

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Technology (1.25%)
Dun & Bradstreet Corp.(i)	5.000%	12/15/2029	$680,000	$696,823
Playtika Holding Corp.(i)	4.250%	3/15/2029	1,040,000	1,020,776
Presidio Holdings, Inc.(i)	8.250%	2/1/2028	1,540,000	1,642,279
Total Technology				3,359,878

TOTAL HIGH YIELD BONDS AND NOTES
(Cost $157,807,234)				158,844,392

WARRANTS (0.00%)
Consumer, Cyclical (0.00%)
CWT Travel Holdings, Inc., Strike Price: $57.00(a)(b)(c)(e)		11/19/2026	3,371	–
CWT Travel Holdings, Inc., Strike Price: $67.69(a)(b)(c)(e)		11/19/2028	3,549	–
Utex Industries Holdings, LLC, Strike Price: $114.76(a)(b)(c)(e)		12/31/2049	1,150	–
TOTAL WARRANTS
(Cost $–)				–

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (6.15%)
MSILF Treasury Securities Portfolio, Institutional Class	0.010%	16,461,605	$16,461,605

TOTAL SHORT TERM INVESTMENTS
(Cost $16,461,605)			16,461,605

TOTAL INVESTMENTS (101.83%)
(Cost $268,797,546)			$272,611,286

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.83%)			(4,908,113)

NET ASSETS (100.00%)			$267,703,173

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Portfolio of Investments section.
(b)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of December 31, 2021, the fair value of illiquid securities in the aggregate was $9,701,495, representing 3.63% of the Fund's net assets.
(c)	Security deemed to be restricted as of December 31, 2021. As of December 31, 2021, the fair value of restricted securities in the aggregate was $6,583,791, representing 2.46% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(d)	Non-income producing security.
(e)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(f)	Floating or variable rate security. The reference rate is described below. The rate in effect as of December 31, 2021 is based on the reference rate plus the displayed spread as of the securities last reset date.
(g)	Payment in-kind.
(h)	All or a portion of this position has not settled as of December 31, 2021. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(i)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021 the fair value of securities restricted under Rule 144A in the aggregate was $138,550,035, representing 52.74% of net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board unless indicated as illiquid as denoted in footnote (b).
(j)	Security is currently in default.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
PIK - Payment in-kind

Reference Rates:
1M US L - 1 Month LIBOR as of December 31, 2021 was 0.10%
3M US L - 3 Month LIBOR as of December 31, 2021 was 0.21%

6M US L - 6 Month LIBOR as of December 31, 2021 was 0.34%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

December 31, 2021 (Unaudited)

1.  ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund is diversified, and its primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable or otherwise not representative of market conditions at the time of the valuation determination, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. High yield bonds and notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer, Cyclical	$–	$3,096,547	$–	$3,096,547
Consumer, Non-Cyclical	–	–	297,763	297,763
Materials	–	–	303,728	303,728
Mineral and Precious Stone Mining	–	–	82,232	82,232
Oil & Gas	–	–	659,928	659,928
Technology	299,777	–	–	299,777
Bank Loans
Basic Materials	–	2,565,400	–	2,565,400
Communications	–	5,828,034	–	5,828,034
Consumer Discretionary	–	5,602,787	–	5,602,787
Consumer, Cyclical	–	5,375,243	3,095,400	8,470,643
Consumer, Non-Cyclical	–	40,833,363	8,478,475	49,311,838
eCommerce	–	2,848,163	–	2,848,163
Financials	–	–	627,165	627,165
Industrials	–	9,994,728	7,274,298	17,269,026
Oil & Gas	–	42,258	–	42,258
High Yield Bonds And Notes
Basic Materials	–	24,111,051	–	24,111,051
Communications	–	12,764,388	–	12,764,388
Consumer, Cyclical	–	36,093,982	103,500	36,197,482
Consumer, Non-Cyclical	–	31,857,714	211,550	32,069,264
Energy	–	10,321,767	–	10,321,767
Financials	–	17,858,043	–	17,858,043
Industrials	–	21,957,698	90,225	22,047,923
Materials	–	–	114,596	114,596
Technology	–	3,359,878	–	3,359,878
Short Term Investments
N.A.	16,461,605	–	–	16,461,605
Warrants
Consumer, Cyclical	–	–	–	–
Oil & Gas	–	–	–	–
TOTAL	$16,761,382	$234,511,044	$21,378,860	$272,611,286

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Common Stocks	Bank Loans	High Yield Bonds And Notes	Warrants	Total
Balance as of September 30, 2021	$1,271,468	$15,168,752	$517,996	$-	$16,958,216
Accrued Discount/premium	-	9,662	-	-	9,662
Return of Capital	-	-	-	-	-
Realized Gain/(Loss)	-	1,266	-	-	1,266
Change in Unrealized Appreciation/Depreciation	72,183	79,569	1,875	-	143,502
Purchases	-	9,864,154	-	-	9,060,229
Sales Proceeds	-	(238,894)	-	-	(238,894)
Transfer into Level 3	-	1,934,825	-	-	1,934,825
Transfer Out of Level 3	-	(7,343,996)	-	-	(7,343,996)
Balance as of December 31, 2021	$1,343,651	$19,475,338	$519,871	$-	$21,338,860
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at December 31, 2021	$72,184	$83,524	$1,821	$-	$157,529

Information about Level 3 measurements as of December 31, 2021:

Asset Class	Market Value	Valuation Technique	Unobservable Input(s)(a)	Value/Range
Common Stock	$1,261,419	Discounted Cash Flow Analysis, Market Analysis	Discount Rate, EBITDA Multiple	9.80% - 12.90%, 3.78x - 8.50x
Common Stock	$82,232	Discounted Cash Flow Analysis	Discount Rate, Price per share	18.00%, $152.00
Bank Loans	$16,888,173	Third-Party Vendor Pricing Service	Vendor Quotes	N/A
Bank Loans	$2,050,000	Yield Analysis	Yield to Worst	8.00%
Bank Loans	$537,165	Discounted Cash Flow Analysis	Discount Rate, Percentage of par value	100.00%
High Yield Bonds and Notes	$518,321	Yield Analysis	Yield to Worst	8.3% - 11.0%
High Yield Bonds and Notes	$1,550	Litigation Trust Settlement Proceeds	Discount Rate, Expected recovery probability Rate	8.00%, $1.24 per $100 principal amount of now cancelled Unsercured Notes
	$21,338,860

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield to Worst	Increase	Decrease
Vendor Quotes	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Capital Structure Priority	Increase	Decrease

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund in the Trust. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statement of Operations.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund acquires loans via loan assignments. The Fund considers loans acquired via assignment to be investments in debt instruments. When the Fund purchases loans from lenders via assignment, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under such fixed income instruments to make interest and principal payments as they become due.

As of December 31, 2021, the Fund held $92,565,314, or 34.58% of the Fund’s net assets, in loans acquired via assignment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments, and as a result the Fund’s share price, may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid than higher quality fixed income securities, and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

LIBOR Transition: Certain of the Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financial Rate Data (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Underlying Funds and Funds. The effect of any changes to, or discontinuation of, LIBOR on the Underlying Funds and Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts, and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Underlying Funds and Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

COVID-19 Risk: An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, partial population vaccination, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, government sponsored fiscal stimulus programs, various moratoria on the applicability of certain laws and regulations, as well as general concern and uncertainty. The impact of this coronavirus, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.